                                                                                                                                                                                                            Exhibit 23.1

INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in this Registration Statement of TMSF Holdings, Inc. on Form S-8 of our report, dated February 23, 2004, appearing in the Annual Report on Form 10-KSB of TMSF Holdings, Inc. for the year ended December 31, 2003.

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
April 19, 2004